UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2012

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported on a Form 8-K, dated February 5, 2012 (the “February 5 Form 8-K”), Consolidated Communications Holdings, Inc. (the “Company”) reported that, on February 5, 2012, the Company and SureWest Communications (“SureWest”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The description of the Merger Agreement contained in the February 5 Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual or financial information about the Company, SureWest, or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or SureWest or any of their respective subsidiaries or affiliates.  The Company’s disclosure schedule contains information that has been included in the Company’s prior public disclosures, as well as non-public information.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company and SureWest.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Mergers that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will file in connection with the Merger, as well as in the other filings that each of the Company and SureWest make with the SEC.

In connection with the execution of the Merger Agreement, Consolidated Communications, Inc., a wholly-owned subsidiary of the Company (“CCI”), entered into a Commitment Letter, dated February 5, 2012 (the “Commitment Letter”), from Morgan Stanley Senior Funding, Inc.  The Commitment Letter provides for a senior unsecured bridge facility in an aggregate principal amount of $350,000,000 (the “Bridge Facility”).  The Bridge Facility can be used to finance a portion of the aggregate cash consideration of, and to pay the fees and expenses in connection with, the transactions contemplated by the Merger Agreement and to repay existing indebtedness of SureWest.  The Bridge Facility will be guaranteed by certain subsidiaries of CCI.  Pursuant to the terms of the Commitment Letter, the definitive agreement to be entered into with respect to the Bridge Facility will contain (a) representations and warranties applicable to CCI and its subsidiaries customary and substantially similar to the representations and warranties in the Amended and Restated Credit Agreement dated as of June 8, 2011, among the Company, CCI, the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and other agents party thereto, and (b) covenants that are customary for high yield debt securities of issuers of similar size and credit quality as CCI.  The closing of the Bridge Facility will be subject to the satisfaction of certain conditions, including no material adverse effect having occurred with respect to the Company or SureWest and their respective subsidiaries, in each case in the aggregate, the negotiation, execution and delivery of definitive loan documentation for the Bridge Facility and other customary closing conditions more fully set forth in the Commitment Letter.

If loans under the Bridge Facility made at closing (the “Initial Bridge Loans”) have not been repaid in full on or prior to the first anniversary of the closing (the “Rollover Date”) then, subject to acceleration on certain defaults, the Initial Bridge Loans shall automatically be converted into term loans maturing on the seventh anniversary of the Rollover Date (“Extended Term Loans”), subject to the right of the lenders under the Bridge Facility to convert Initial Bridge Loans to Extended Term Loans.  On and after the Rollover Date, the lenders under the Bridge Facility have the right to convert Initial Bridge Loans and Extended Term Loans into notes issued under an indenture which complies with the Trust Indenture Act of 1939, as amended (“Exchange Notes”).  The Exchange Notes will have the same guarantors as the loans under the Bridge Facility.  The Exchange Notes will be subject to certain registration rights.  The Extended Term Loans and the Exchange Notes will be subject to optional redemption after the fourth anniversary of the closing of the Initial Bridge Loans.

A copy of the Commitment Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter.

Safe Harbor

Any statements other than statements of historical facts, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such.  These statements are made on the basis of management’s views and assumptions regarding future events and business performance.  Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan, “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements.  Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements.  These risks and uncertainties include the ability of Consolidated Communications Holdings, Inc. (the “Company”) to complete the SureWest acquisition, successfully integrate the operations of SureWest and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of the Company and SureWest, including various risks to stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company’s common stock; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s common stock; changes in the valuation of pension plan assets; restrictions contained in the Company’s debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company’s possible pursuit of acquisitions; economic conditions in the Company’s and SureWest’s service areas; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company’s and SureWest’s network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes on the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in the Company’s and SureWest’s filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management’s ability to control or predict.  All forward-looking statements attributable to the Company, SureWest or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the companies’ filings with the Securities and Exchange Commission.  Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.  Furthermore, forward-looking statements speak only as of the date they are made.  Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement the Company and SureWest will file with the Securities and Exchange Commission.  Investors in the Company or SureWest are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available.  The prospectus/proxy statement and other documents which will be filed by the Company and SureWest with the Securities and Exchange Commission will be available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to SureWest Communications, 8150 Industrial Avenue, Building A, Roseville, California 95678, Attention: Investor Relations.  A final proxy statement or prospectus/proxy statement will be mailed to the Company’s shareholders and shareholders of SureWest.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

The Company and SureWest, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions.  Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2011 annual meeting of shareholders.  Information about the directors and executive officers of SureWest is set forth in the proxy statement for SureWest’s 2011 annual meeting of shareholders and SureWest’s Form 10-K for the year ended December 31, 2010.  Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

No.	Description
2.1	Agreement and Plan of Merger, dated as of February 5, 2012, by and among the Company, SureWest Communications, WH Acquisition Corp. and WH Acquisition II Corp.*
10.1	Commitment Letter, dated February 5, 2012, from Morgan Stanley Senior Funding, Inc. and agreed to and accepted by Consolidated Communications, Inc.

* Schedules and other attachments to the Agreement and Plan of Merger, which are listed in the exhibit, are omitted.  The Company agrees to furnish supplementally a copy of any schedule or other attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2012
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description
2.1	Agreement and Plan of Merger, dated as of February 5, 2012, by and among the Company, SureWest Communications, WH Acquisition Corp. and WH Acquisition II Corp.*
10.1	Commitment Letter, dated February 5, 2012, from Morgan Stanley Senior Funding, Inc. and agreed to and accepted by Consolidated Communications, Inc.

* Schedules and other attachments to the Agreement and Plan of Merger, which are listed in the exhibit, are omitted.  The Company agrees to furnish supplementally a copy of any schedule or other attachment to the Securities and Exchange Commission upon request.